Confidential © Pharsight Corporation
Pharsight Corporation
Investor Presentation
2nd Quarter Fiscal 2007 Update
September 30, 2006
Shawn O’Connor
President,  Chairman and CEO
Will Frederick
CFO
Exhibit 99.1

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Forward-Looking Statements
This presentation includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net cash flow, gross margin and net income for the fiscal year ending March 31, 2007. These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.
Further information on potential factors that could affect actual results is included in Pharsight’s
Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on August
14, 2006. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Overview
• Profile
– Founded in 1995 with IPO in August 2000
– Offices in Mountain View, CA (HQ) and Cary, NC (R&D)
– Global headcount approximately 90
– Stock traded OTCBB: PHST
• Key Industry Considerations
– Large Pharmaceutical and biotech marketplace
– Outsourcing of development activities escalating
– Rising drug development costs driving need for analytical drug development tools
– FDA focus on modeling and simulation for Critical Path Initiative
• Key Company Considerations
– Leading innovator in modeling and simulation
– Largest base of modeling and simulation skills and experience
– Leverageable software and professional service business models
– Industry standard software for PK/PD analysis
– FDA Cooperate Research and Development Agreement (CRADA)

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Pharsight Enables Strategic Decision
Making in Clinical Drug Development
• Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation
– Decisions are faster, more reliable and more robust
• Strategic consulting based on quantitative, predictive
models improves the quality, visibility, and therefore the value of critical drug development decisions
– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit
– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Management Team
Shawn M. O’Connor President, Chairman and Chief Executive Officer
QRS, Diasonics Ultrasound, Peat Marwick
Will Frederick Chief Financial Officer
Versata, Clarent, ACT Networks, Disney
James Hayden SVP Global Sales
Accelrys, Bio-Rad Laboratories, Raytheon
Mark Hovde SVP Marketing
Hovde Associates, Fast Track Systems, DataEdge
Daniel Weiner, PhD SVP Software Products
IVAX, Merrell Dow, Syntex, Quintiles
William Gillespie, PhD VP and Lead Scientist, Consulting Services
GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy
Greg Lee, PhD VP Research and Development
Sunrise Test Systems, Weitek, Schlumberger
Rene Bruno, PhD Managing Director, Consulting Services, Europe
Genentech, Rhone-Poulenc Rorer, Syntex

Market Opportunity
Drug Development Cost and Timeline

Pharsight

Research
$25 Billion[1]

- High throughput screening
- Combinatorial chemistry
- Genomics
- Rational drug design

Significant Productivity Increase and Investment

Clinical Development
$48 Billion[1]

- Long, risky and complex process
- Of 5,000 screened compounds: 250 enter preclinical testing, 5 enter clinical testing and 1 is approved by FDA[2]
- Avg. cost to develop new drug $802M[2] – $1.7B[3]
- Only 3 out of 10 drugs produce revenues that match or exceed R&D costs[2]

Productivity Continues To Decline

1 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003
2 PhRMA 2003 Industry Profile, March 2003
3 Bain and Co, December 2003

Copyright © 2006 Pharsight Corporation. All rights reserved.

6

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Market Opportunity
Product Diversification
• Customers “crossing the chasm” to full use of the Pharsight family of products can create increases of 60x in initial revenue and 15x in ongoing revenue
WinNonlin Licenses
Before
Diversification
4 WNL Pro Users
$6K
$360K
0       1       2       3       4      5       6       7       8
WNL Enterprise
WNL Val Suite
IVIVC Toolkit
AutoPilot
PKS
PKS Val Suite
After Diversification
$6K
$360K

Copyright © 2006 Pharsight Corporation.   All rights reserved.
FDA and Pharsight sign CRADA - June 2006
•
Pharsight will make available a comprehensive suite of software tools, including:
Pharsight
®
Knowledgebase Server™ (PKS™), PKS Validation Suite™, WinNonlin
®
Validation Suite™, Trial Simulator™ and Drug Model Explorer™ (DMX™).
• FDA will use the Pharsight tools to review clinical trial data, especially for clinical pharmacology and clinical safety reviews, and will provide feedback to Pharsight.
FDA Unveils Critical Path Opportunities List - March 2006
• #51 Clinical Trial Simulation.  Clinical trial simulation can predict efficient designs for development programs that reduce the number of trials and patients, improve decisions on dosing, and increase informativeness. Stakeholders are looking for first steps, such as identification of tools and best practices.
FDA Issues Critical Path Paper - June 2004
• The Critical Path Initiative is FDA's effort to stimulate and facilitate a national effort to modernize the scientific process through which a potential human drug, biological product, or medical device is transformed from a discovery or "proof of concept" into a medical product.
FDA Influence
Driving Market Adoption

Confidential © Pharsight Corporation Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
• Analytics
– WinNonlin
®
– WinNonMix
®
– Trial Simulator™
– IVIVC Toolkit™ for WinNonlin
• Data Management & Compliance
– Pharsight
®
Knowledgebase Server™
– PKS Reporter
– WinNonlin AutoPilot™
• Validation
– WinNonlin Validation Suite™
– PKS Validation Suite™
• Model Visualization
– Drug Model Explorer
®
(DMX
®
)
Key Software Offerings
Overview

Key Software Offerings
WinNonlin® ("WNL™")

Pharsight

Industry Gold-Standard for Pharmacokinetic ("PK"), Pharmacodynamic ("PD") Modeling, and Non Compartmental Analysis

- **Key Benefits**
  - Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
  - Increases productivity in modeling, analysis and reporting activities
- **Potential Growth Drivers**
  - Maintain market share under current subscription model via renewals
  - Provide upgrade path to support incremental new revenue opportunity
- **Sales Model**
  - Subscription license
  - Low-cost inside sales force
  - Distributor in Asia
- **ASP approx. $5,000 per seat**
- **Strong recurring revenue with >90% renewal**

NCA Chart - [Untitled1]
Subject=1, Form=Capsule
Rsq=0.9927 Rsq_adjusted=0.9908 HL_Lambda_z=40.8031 (min)
(6 points used in calculation)
Uniform Weighting
10000
1000
100
10
Conc (ug/L)
0
50
100
150
200
250
Time (min)
Observed
Predicted
X vs. Observed Y and Predicted Y
1 of 12

Copyright © 2006 Pharsight Corporation. All rights reserved.
11

Key Software Offerings
WinNonMix® ("WNM™")

Pharsight

Nonlinear Mixed Effects (Population) Analysis Software Application

- **Key Benefits**
  - Extensive built-in library of PK, PD and PK-PD models
  - NONMEM data import wizard
  - Built-in report-ready graphics capability
  - Estimation algorithms for sparse and for rich data sets
  - Maximum likelihood or restricted maximum likelihood
- **Potential Growth Drivers**
  - Increase interoperability with other Pharsight tools
  - Provide upgrade path, expanded utility
- **Sales Model**
  - Subscription license
  - Low-cost inside sales force
  - Distributor in Asia

phenobarbital dataset
Observed conc
Predicted conc
Observed vs Predicted

- **ASP approx. $7,500 per seat**

- **Strong recurring revenue with >95% renewal**

Copyright © 2006 Pharsight Corporation. All rights reserved.
12

Key Software Offerings
Trial Simulator™

Pharsight

State-of-the-Art Clinical Trial Design and Simulation Software

- **Key Benefits**
  - Minimize risk of trial design
  - Formalize assumptions
  - Quantify uncertainty
  - Reduce cost of clinical trials and drug development time-to-market
- **Potential Growth Drivers**
  - Increase potential interoperability with other Pharsight tools
  - Increased emphasis on trial simulation in the FDA critical path initiative
- **Sales Model**
  - Subscription license
  - Low-cost inside sales force
  - Distributor in Asia

- **ASP approx. $25,000 per seat**

Copyright © 2006 Pharsight Corporation. All rights reserved.

13

Copyright © 2006 Pharsight Corporation.   All rights reserved.
In vivo-in vitro correlations (IVIVC)
•
Key Benefits
– Speed  formulation development
– Improve success of bioequivalence studies
– Avoid expense and time of unnecessary in vivo studies
•
Potential Growth Drivers
– Increase interoperability with other Pharsight tools
– Enlarge the WinNonlin user base and expand PKS demand
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $3,000 per seat
Key Software Offerings
IVIVC Toolkit™ for WinNonlin
UNDER
UNDER
DEVELOPMENT
DEVELOPMENT

WinNonlin
PKS Reporter
PKS Connectors
PKS Clients
Word
Excel
NONMEM
SAS
S-PLUS
SigmaPlot
Pharsight
Knowledgebase Server

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Pharsight
®
Knowledgebase Server™ (“PKS™”)
•
Key Benefits
– Dramatically improves data management and data access
– Increases productivity in analysis and reporting tasks
– Supports compliance with FDA requirements for electronic records and signature,
CFR 21 part 11
•
Potential Growth Drivers
– Installed base of current large pharma clients – expand seat count within current clients
– Optimize adoption pattern of industry
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription and perpetual license
– Software license plus services
– Direct sales force
– Distributor in Asia
•
ASP approx. $15,000 per seat
Enterprise Data Management Systems for Secure Storage and Management
of PK/PD Data

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Streamlining Routine Clinical PK Analyses and Reporting
•
Key Benefits
– Capture and implement best practices and business rules within a department and across sites.
– Standardize content and formatting of analyses and reports to reduce authoring/review effort and improve consistency and quality.
– Automate analyses with computer-based scripts to ensure repeatability and traceability.
– Decrease reporting backlog and submission delays, and increase ability to respond to requests for interim analyses.
– Free-up PK scientific resources to focus on trial simulation, population PK modeling and model-based drug profile exploration.
– Extend PK automation gains to regulatory-compliant workflows and report generation through integration with PKS and PKS Reporter.
•
Potential Growth Drivers
– Extend AutoPilot to preclinical analysis and reporting
•
Sales Model
– Subscription and perpetual license
– Software license plus services
– Direct sales force
– Distributor in Asia
•
ASP approx. $35,000 per seat (five seat purchaser)
Key Software Offerings
WinNonlin AutoPilot™
UNDER
UNDER
DEVELOPMENT
DEVELOPMENT

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Drug Model Explorer™ (“DMX
®
”)
•
Key Benefits
– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties
– Enables more flexible scenarios and generates views of program data from underlying model outputs and simulated responses over defined problem-space
•
Potential Growth Drivers
– Expand client base of early adopters
– Expand utility and footprint of application
– Increase interoperability with other
Pharsight tools
– Bundling with strategic consulting services
•
Sales Model
– Subscription and perpetual license model
•
ASP approx. $10,000 per seat
Software-Based Communication Technology, Designed to Facilitate
Quantitative Decision-Making in Drug Development

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)
“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”
Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and
Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the
International Journal of Pharmaceutical Medicine 18(1):13-17, 2004
Higher productivity
Faster cycle times
Pfizer

Software Products
Market Acceptance[1]

Pharsight

- **Over 1,200 active software customers**
- **All Top 50 Pharma[2] license at least one of our software products**
- **Our software applications are licensed for use on more than 6,000 desktops in industry and academia**
- **12 of the Top 50 Pharma[2] are PKS™ customers**
  - 18 total PKS™ customers
  - Over 800 seats
- **6 of the Top 50 Pharma[2] are DMX™ customers**
  - 7 total DMX™ customers
  - Over 250 seats

Copyright © 2006 Pharsight Corporation. All rights reserved.
19

Confidential © Pharsight Corporation Strategic Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Formal, quantitative,
model-based decision-making
method
Increases drug development productivity
Decreases late stage attrition
Decreases time-to-market
Reduces financial investment
Improves clinical quality and commercial
performance of final product

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quantitative Modeling Supports Both Trial-
and Program-Level Decisions
Animal
PK Data
Human
PK Data
Treatment,
Exposure
Patient Endpoints
Trial
Outcomes
Market
Acceptance
Drug and Patient Models
Trial Models Market Models
•
Optimize treatment
regimens and
patient populations
for the market and
for a trial
•
Compare probable
safety and efficacy
of new drug to
competitors
•
Match trial design to
the purpose of the
trial
•
Optimize  design via
clinical trial
simulations
•
Choose the decision
path with greatest
economic return
– Treatment regimen(s)
– Trial design
– Development
program

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
World-class experts in clinical
pharmacology, PK/PD, decision
analysis, and statistics
•
Senior scientific leadership with
extensive drug development
experience
•
Seasoned practitioners from
industry, academia, and
consulting
•
Serving all major drug
development geographies,
including US, EU, and Japan
Overview of Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Growth Drivers
• Industry Factors
– Increased acceptance of modeling and simulation to achieve efficient drug development decision making
– FDA Critical Path Initiative advocates increased use of
modeling and simulation to overcome poor development
productivity
• Internal Factors
– Focused effort and investment to diversify client base showing momentum
– Expanding scope and increasing efficiency of consulting
engagements
– Broad therapeutic area expertise
– Advanced modeling and simulation skills, knowledge and
experience

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Revenue Diversification
Q2 FY07
50% 50%
Top 2 clients
Others
Q2 FY06
81%
19%
Top 2 clients
Others
$2.7M Revenue $1.9M Revenue
Successful Diversification Efforts with Reduced Revenue Dependency on “Top
2 Clients”

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”
Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials.  “We were able to switch to another project with a greater chance of success.”
Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation and
Approval
Forbes ASAP, 10/7/02
Faster failure
Higher productivity
sanofi-aventis

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 35 active consulting clients YTD Fiscal Year 2007
– 21 of the Top 50 Pharma are active consulting clients
– 9 new consulting clients
•
Over 100 projects engaged during Fiscal Year 2006
– 24 new consulting clients
•
Diverse Customer Workplans
– Hourly engagements to annual engagements
– Several thousand dollars to multi-million dollars
– Time-and-material based or milestone based
Strategic Consulting Services
Market Acceptance
1
1 As of September 30, 2006
2 Pharma Exec 50:  Pharmaceutical Executive, May 2006
2

Confidential © Pharsight Corporation Financial Overview

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Accomplishments and Guidance
FY06 Accomplishments
• Revenue growth
– Y/Y revenue growth of 1%
– 3 consecutive year of revenue growth
• Gross Margin
– 66% of revenue
• Profitability
– Net income of $530,000
– 2 consecutive year of profitability
• Achieved positive annual net cash
flow
FY07 Guidance
• Continued revenue growth
– Y/Y revenue growth of approx. 10% to
15%, or approx. $25M - $26M
• Gross Margin
– Approx. 65% to 70% of revenue
• Continued profitability
– Net income of approx. 5% - 10% of
revenue
– Diluted EPS of $0.01 - $0.06
• Continued positive annual net
cash flow
rd
nd

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Income Statements
(in thousands)
Consol. SPBU SCS Consol. SPBU SCS
Revenue
6,284     3,553     2,731     5,920     4,005     1,915
Y/Y growth
6% -11% 43% 17% 60% -25%
Cost of revenue
1,817     353        1,464     2,054     664        1,390
Gross profit
4,467     3,200     1,267     3,866     3,341     525
Gross margin
71% 90% 46% 65% 83% 27%
Operating expenses
3,753     2,609     1,144     3,585     2,531     1,053
Operating income
714        591        123        281        810        (528)
Net income
713        263
Q2 FY07 Q2 FY06
Note:  Q2 FY07 Net income reflects $216 for stock-based compensation expense included in Cost of revenue and
Operating expenses

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Balance Sheets
(in thousands)
Sep. 30,
2006
March 31,
2006
Cash & cash equivalents 6,438 $      10,832 $
Short-term investments 4,749         --
Accounts receivable, net 3,397         4,585
Total current assets 15,170       15,715
Total assets 16,998 $    17,786 $
LIABILITIES & STOCKHOLDERS' DEFICIT
A/P & accrued expenses 3,612 $      3,981 $
Deferred revenue 6,816         7,605
Notes payable 1,300         1,519
Total current liabilities 11,728       13,105
Deferred revenue - long term 18             54
Notes payable - long term 242           392
Redeemable conv. pref. stock 6,858         6,641
Stockholders deficit (2,064)       (2,659)
Total liabilities & stockholders' deficit 16,998 $    17,786 $
ASSETS

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Revenue by Business Unit
(in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
FY03 FY04 FY05 FY06 FY07 Guidance
Software Products Strategic Consulting Guidance ($25M - $26M)

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quarterly Revenue by Business Unit
(in thousands)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07 Q2 FY07
Software Products Strategic Consulting

34 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Gross Profit (in thousands) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Operating Income
(in thousands)
-$20,000
-$17,500
-$15,000
-$12,500
-$10,000
-$7,500
-$5,000
-$2,500
$0
$2,500
$5,000
FY02 FY03 FY04 FY05 FY06

36 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Operating Cash Flow (in thousands) -$8,000 -$6,000 -$4,000 -$2,000 $0 $2,000 $4,000 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Equity Overview
•
Common Shares Outstanding¹
19.7M
•
Preferred Shares Outstanding¹
2.0M
– 1.8 million Series A and 0.2 million Series B
– Conversion ratio to Common at 4:1
•
Common Equivalent Shares (as converted) ¹
27.5M
•
PIPE Financing 6/02 and 9/02 = $7.5M
– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant
– Warrants exercisable for 1 common share @ $1.15
– Preferred dividend rights of 2% quarterly in cash or Series B shares
– Conversion:
• Upon consent of at least 75% of preferred holders, or
• Upon close of public offering of at least $3.006 per share and proceeds of $40M
– Redemption:
• Upon election of at least 75% of preferred holders, or at Pharsight’s option, after June
2007 (5 anniversary of initial issuance)
• Price of $4.008 per share
1 As of September 30, 2006
th

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary
• Current pharmaceutical market trends look favorable…
• Increasing mindshare for quantitative-based modeling and
simulation…
• FDA's call for more modeling and simulation in the Critical Path
Initiative…
• Financially stable and leveragable business model…
All support our drive towards expanding Pharsight’s
market footprint to achieve sustainable revenue growth
and profitability

Proprietary Notice

Pharsight

All contents Copyright ©2006 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.

WinNonlin®, WNL™, WinNonMix®, WNM™, Trial Simulator™, IVIVC Toolkit™, Pharsight Knowledgebase Server™, PKS™, WinNonlin AutoPilot™, Drug Model Explorer™, DMX® , WinNonlin Validation Suite™, PKS Validation Suite™ and Pharsight® are trademarks or registered trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2006 Pharsight Corporation. All rights reserved. 39